SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) March 26, 2004

Wells Real Estate Fund XIII, L.P.

(Exact name of registrant as specified in its charter)

Georgia

(State or other jurisdiction of incorporation)

0-49633	58-2438244
(Commission File Number)	(IRS Employer Identification No.)

6200 The Corners Parkway, Suite 250, Norcross, Georgia 30092

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code (770) 449-7800

(Former name or former address, if changed since last report)

Item 2. Acquisition of Assets

7500 Setzler Parkway Building

On March 26, 2004, Fund XIII and Fund XIV Associates (the “Joint Venture”), a joint venture partnership between Wells Real Estate Fund XIV, L.P. (“Wells Fund XIV”) and Wells Real Estate Fund XIII, L.P. (the “Registrant”), purchased a one-story office and warehouse building on an approximately 10.32-acre tract of land located at 7500 Setzler Parkway in Brooklyn Park, Minnesota (the “7500 Setzler Parkway Building”) from Duke Construction Limited Partnership (“Duke Construction”) for a purchase price of $7,000,000, exclusive of closing costs. Wells Fund XIV is a public limited partnership affiliated with the Registrant through common general partners. Duke Construction is not in any way affiliated with the Joint Venture, the Registrant or its general partners.

The Registrant contributed approximately $2.8 million and Wells Fund XIV contributed approximately $4.2 million to the Joint Venture for their respective shares of the acquisition costs for the 7500 Setzler Parkway Building. Subsequent to the acquisition of the 7500 Setzler Parkway Building, the Registrant held an equity percentage interest in the Joint Venture of approximately 47.3%, and Wells Fund XIV held an equity percentage interest in the Joint Venture of approximately 52.7%.

The 7500 Setzler Parkway Building, which was completed in 2004, contains approximately 120,000 aggregate rentable square feet and is leased under a net lease (i.e., operating costs and maintenance costs are paid by the tenant) entirely to R.R. Donnelley & Sons Company (“RR Donnelley”), a printing services company with corporate headquarters in Chicago, Illinois. RR Donnelley provides services such as book and magazine publishing, financial document printing, direct mail printing, and healthcare document printing. RR Donnelley has offices throughout the United States and internationally and currently serves as the financial printer for the Registrant in connection with its regulatory filings with the SEC. RR Donnelley reported a net worth, as of December 31, 2003, of approximately $983.2 million.

The RR Donnelley lease commenced in 2004 and expires in 2010. The current annual base rent payable under the RR Donnelley lease is approximately $560,400. RR Donnelley has the right, at its option, to extend the initial term of its lease for two additional five-year periods at the then-current market rental rate. The Joint Venture, as landlord, is responsible for the maintenance and repair of the roof, plumbing, electrical systems, heating and air conditioning, exterior walls, foundation and structural frame of the 7500 Setzler Parkway Building.

Wells Management Company, Inc. (“Wells Management”), an affiliate of the Registrant and its general partners, will manage the 7500 Setzler Parkway Building on behalf of the Joint Venture and will be paid property management and leasing fees in the amount of 4.5% of the gross revenues from the 7500 Setzler Parkway Building.

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Item 7. Financial Statements and Exhibits.

(b) Pro Forma Financial Information. The following pro forma financial statements of the Registrant are submitted at the end of this Current Report on Form 8-K and are filed herewith and incorporated herein by reference.

Wells Real Estate Fund XIII, L.P.

Unaudited Pro Forma Financial Statements

Summary of Unaudited Pro Forma Financial Statements	F-1

Pro Forma Balance Sheet as of December 31, 2003 (unaudited)	F-2

Pro Forma Statement of Income for the year ended December 31, 2003 (unaudited)	F-3

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

WELLS REAL ESTATE FUND XIII, L.P.
(Registrant)

By:	Wells Capital, Inc.
General Partner

	By:	/s/ Leo F. Wells, III
Leo F. Wells, III
President

By:	/s/ Leo F. Wells, III
Leo F. Wells, III
General Partner

Date: April 9, 2004

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WELLS REAL ESTATE FUND XIII, L.P.

(A Georgia Public Limited Partnership)

SUMMARY OF UNAUDITED PRO FORMA FINANCIAL STATEMENTS

This pro forma information should be read in conjunction with the financial statements and notes of Wells Real Estate Fund XIII, L.P. (“Wells Fund XIII”) included in its annual report filed on Form 10-K for the year ended December 31, 2003. In addition, this pro forma information should be read in conjunction with the financial statements and notes of certain acquired properties included in various Form 8-Ks previously filed.

The following unaudited pro forma balance sheet as of December 31, 2003 has been prepared to give effect to the first quarter 2004 acquisition of the 7500 Setzler Parkway Building by Fund XIII and Fund XIV Associates (“Fund XIII-XIV”), a joint venture partnership between Wells Fund XIII and Wells Real Estate Fund XIV, L.P., as if the acquisition occurred on December 31, 2003. Wells Fund XIII contributed approximately 40% of the total acquisition price of the 7500 Setzler Parkway Building to Fund XIII-XIV. As a result of its contribution, which was used to partially fund the acquisition of the 7500 Setzler Parkway Building, Wells Fund XIII holds an approximate 47% interest in Fund XIII-XIV.

The following unaudited pro forma statement of income for the year ended December 31, 2003 has been prepared to give effect to the third quarter 2003 acquisition of the AIU Chicago Building and the fourth quarter 2003 acquisitions of the Siemens Orlando Building and the Randstad Atlanta Building as if the acquisitions occurred on January 1, 2003. The 7500 Setzler Parkway Building had no operations during the year ended December 31, 2003.

These unaudited pro forma financial statements are prepared for informational purposes only and are not necessarily indicative of future results or of actual results that would have been achieved had the acquisition of the AIU Chicago Building, the Siemens Orlando Building, the Randstad Atlanta Building and the 7500 Setzler Parkway Building been consummated as of January 1, 2003. In addition, the pro forma balance sheet includes allocations of the purchase price for the acquisition based upon preliminary estimates of the fair value of the assets and liabilities acquired. Therefore, these allocations may be adjusted in the future upon finalization of these preliminary estimates.

F-1

WELLS REAL ESTATE FUND XIII, L.P.

PRO FORMA BALANCE SHEET

DECEMBER 31, 2003

(Unaudited)

	Wells Real Estate Fund XIII, L.P. (a)	Pro Forma Adjustments		Pro Forma Total
		7500 Setzler Parkway
ASSETS:
Investment in Joint Ventures	$29,046,985	$2,954,663	(b)	$32,001,648
Cash and cash equivalents	2,804,796	(2,804,796	)(c)	0
Due from Joint Ventures	546,654	0		546,654
Deferred project costs	118,219	(118,219	)(d)	0

Total assets	$32,516,654	$31,648		$32,548,302

LIABILITIES AND PARTNERS’ CAPITAL
Liabilities:
Partnership distributions payable	$501,122	$0		$501,122
Accounts payable	26,786	0		26,786
Commissions payable	0	0		0
Due to affiliates	0	31,648	(c)	31,648

Total liabilities	527,908	31,648		559,556

Partners’ capital:
Limited partners:
Cash Preferred – 3,083,828 units outstanding as of Dec. 31, 2003	26,958,308	0		26,958,308
Tax Preferred – 688,220 units outstanding as of Dec. 31, 2003	5,030,438	0		5,030,438

Total partners’ capital	31,988,746	0		31,988,746

Total liabilities and partners’ capital	$32,516,654	$31,648		$32,548,302

(a)	Historical financial information is derived from Wells Real Estate Fund XIII, L.P.’s annual report filed on Form 10-K.
(b)	Reflects Wells Real Estate Fund XIII, L.P.’s contribution to Fund XIII-XIV. As a result of its contribution, Wells Real Estate Fund XIII, L.P. holds an approximate 47% interest in Fund XIII-XIV.
(c)	Reflects Wells Real Estate Fund XIII, L.P.’s proportionate share of the cost to acquire the 7500 Setzler Parkway Building.
(d)	Reflects acquisition and advisory fees and reimbursements for acquisition expenses, which are paid to Wells Capital, Inc., a General Partner, at 3.0% and 0.5% of gross offering proceeds, respectively, capitalized as deferred project costs and applied to Fund XIII-XIV at approximately 4.1667% of purchase price.

The accompanying notes are an integral part of this statement.

F-2

WELLS REAL ESTATE FUND XIII, L.P.

PRO FORMA STATEMENT OF INCOME

FOR THE YEAR ENDED DECEMBER 31, 2003

(Unaudited)

		Pro Forma Adjustments
	Wells Real Estate Fund XIII, L.P. (a)	AIU Chicago		Siemens Orlando		Randstad Atlanta		Pro Forma Total
REVENUES:
Equity in income of Joint Ventures	$931,683	$2,441	(b)	$120,442	(c)	$158,732	(c)	$1,213,298
Interest income	117,425	0		0		0		117,425

	1,049,108	2,441		120,442		158,732		1,330,723

EXPENSES:
Partnership administration	109,635	0		0		0		109,635
Legal and accounting	44,089	0		0		0		44,089
Other general and administrative	6,981	0		0		0		6,981

	160,705	0		0		0		160,705

NET INCOME	$888,403	$2,441		$120,442		$158,732		$1,170,018

NET INCOME ALLOCATED TO CASH PREFERRED LIMITED PARTNERS	$1,627,786	$481,524		$412,209		$309,127		$2,830,646

NET LOSS ALLOCATED TO TAX PREFERRED LIMITED PARTNERS	$(739,383)	$(479,083)		$(291,767)		$(150,395)		$(1,660,628)

NET INCOME PER WEIGHTED AVERAGE CASH PREFERRED LIMITED PARTNER UNIT	$0.56							$0.92

NET LOSS PER WEIGHTED AVERAGE TAX PREFERRED LIMITED PARTNER UNIT	$(1.09)							$(2.41)

CASH DISTRIBUTIONS PER CASH PREFERRED LIMITED PARTNER UNIT	$0.53							$0.53

WEIGHTED AVERAGE LIMITED PARTNER UNITS OUTSTANDING:
CASH PREFERRED LIMITED PARTNER UNITS	2,907,029							3,083,828

TAX PREFERRED LIMITED PARTNER UNITS	678,315							688,220

(a)	Historical financial information is derived from Wells Real Estate Fund XIII, L.P.’s annual report filed on Form 10-K.
(b)	Reflects Wells Real Estate Fund XIII, L.P.’s equity in income of Fund XIII-REIT after giving effect to the acquisition of the AIU Chicago Building. The pro forma adjustment results from rental revenues less operating expenses, management fees and depreciation.
(c)	Reflects Wells Real Estate Fund XIII, L.P.’s equity in income of Fund XIII-XIV after giving effect to the acquisition of the Siemens Orlando Building and the Randstad Atlanta Building, respectively. The pro forma adjustments result from rental revenues less operating expenses, management fees and depreciation.

The accompanying notes are an integral part of this statement.

F-3